UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

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         4)    Date Filed:

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, New York 10018

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF

SHAREHOLDERS SCHEDULED TO BE HELD ON JULY 14, 2020

The following Notice of Change of Location relates to the joint proxy statement of the Funds listed in Appendix A, dated April 16, 2020, and the joint proxy statement of the Funds listed in Appendix B, dated April 20, 2020 (each, a "Proxy Statement" and together, the "Proxy Statements"), furnished to shareholders of each fund identified in Appendix A and Appendix B below (each, a "Fund" and together, the "Funds") in connection with the solicitation of proxies by the Board of Trustees of each Fund (the "Board") for use at each Fund's Special Meeting of Shareholders, which are being held together for convenience (the "Meeting"). Each Meeting is scheduled to be held on Tuesday, July 14, 2020. This supplement to each Proxy Statement is being filed with the Securities and Exchange Commission (the "SEC") to provide notice of a change of location of the Meeting and is being made available to shareholders on or about June 26, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY

STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF THE SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

To the shareholders of each Fund:

Due to the public health impact of the coronavirus ("COVID-19") pandemic and to support the health and safety of Fund shareholders, NOTICE IS HEREBY GIVEN that the location of the Meeting of each Fund has been changed. As previously announced, each Fund's Meeting is scheduled to be held on Tuesday, July 14, 2020 at 11:00 a.m. (Eastern Time). In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the proxy materials for the Meeting previously distributed, the Board has fixed the close of business on April 1, 2020 with respect to each Fund listed in Appendix A and the close of business on April 15, 2020 with respect to each Fund listed in Appendix B as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. The Meeting will be held at the following Meeting website: http://www.meetingcenter.io/249604861. To participate in the Meeting, shareholders of each Fund must enter the following password: LMOE2020. Shareholders must also enter the control number found on their proxy card previously received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

We encourage shareholders to access the Meeting website prior to the Meeting's start time to allow ample time to log into the Meeting webcast and test their computer system. Accordingly, the Meeting website will become accessible to shareholders beginning at approximately 11:00 a.m. (Eastern Time) on July 13, 2020. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services ("Computershare"). Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 11:00 a.m. (Eastern Time) on July 9, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder's registration and a control number that will allow the shareholder to vote at the Meeting.

Shareholders are not required to attend the Meeting to vote on the proposals. Whether or not shareholders plan to attend the Meeting, each Fund urges shareholders to authorize a proxy to vote their shares in advance of the

Meeting by one of the methods described in the proxy materials for the Meeting. In connection with the Meeting, each Fund has filed a definitive Proxy Statement with the SEC. Shareholders are advised to read their Fund's Proxy Statement because it contains important information. The Proxy Statement for Funds listed on Appendix A is available on the Internet at https://www.proxy-direct.com/lmf-31298. The Proxy Statement for Funds listed on Appendix B is available on the Internet at https://www.proxy-direct.com/lmf-31280. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Meeting. The Proxy Statement and other documents filed by the Funds are also available for free on the SEC website, www.sec.gov.

By Order of the Board of Trustees

Robert I. Frenkel

Secretary

June 26, 2020

Appendix A

Funds Holding Special Meetings of Shareholders Scheduled to be Held on July 14, 2020

Funds with a Record Date of April 1, 2020

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL — Alternative Credit Fund	ClearBridge Global Infrastructure Income Fund
BrandywineGLOBAL — Diversified US Large Cap	ClearBridge Small Cap Fund
Value Fund
BrandywineGLOBAL — Dynamic US Large Cap	ClearBridge Value Trust
Value Fund
BrandywineGLOBAL — Global Flexible Income Fund	Martin Currie Emerging Markets Fund
BrandywineGLOBAL — Global High Yield Fund	Martin Currie International Unconstrained Equity Fund
BrandywineGLOBAL — Global Opportunities Bond	Martin Currie SMASh Series EM Fund
Fund
BrandywineGLOBAL — Global Opportunities Bond	QS Global Market Neutral Fund
Fund (USD Hedged)
BrandywineGLOBAL — Global Unconstrained Bond	QS International Equity Fund
Fund
BrandywineGLOBAL — International Opportunities	QS Strategic Real Return Fund
Bond Fund
ClearBridge International Growth Fund	QS U.S. Small Capitalization Equity Fund
LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund	ClearBridge Small Cap Value Fund
ClearBridge All Cap Value Fund	ClearBridge Sustainability Leaders Fund
ClearBridge Appreciation Fund	ClearBridge Tactical Dividend Income Fund
ClearBridge Dividend Strategy Fund	QS Conservative Growth Fund
ClearBridge International Small Cap Fund	QS Defensive Growth Fund
ClearBridge International Value Fund	QS Global Dividend Fund
ClearBridge Large Cap Growth Fund	QS Global Equity Fund
ClearBridge Large Cap Value Fund	QS Growth Fund
ClearBridge Mid Cap Fund	QS Moderate Growth Fund
ClearBridge Mid Cap Growth Fund	QS S&P 500 Index Fund
ClearBridge Select Fund	QS U.S. Large Cap Equity Fund
ClearBridge Small Cap Growth Fund
LEGG MASON ETF INVESTMENT TRUST

ClearBridge All Cap Growth ETF	Legg Mason Low Volatility High Dividend ETF

ClearBridge Dividend Strategy ESG ETF	Legg Mason Small-Cap Quality Value ETF
ClearBridge Large Cap Growth ESG ETF	Western Asset Short Duration Income ETF
Legg Mason Global Infrastructure ETF	Western Asset Total Return ETF
Legg Mason International Low Volatility High
Dividend ETF
LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio	ClearBridge Variable Small Cap Growth Portfolio

ClearBridge Variable Appreciation Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT
Portfolio
ClearBridge Variable Dividend Strategy Portfolio	QS Variable Conservative Growth
ClearBridge Variable Large Cap Growth Portfolio	QS Variable Growth
ClearBridge Variable Large Cap Value Portfolio	QS Variable Moderate Growth
ClearBridge Variable Mid Cap Portfolio

Appendix B

Funds Holding Special Meetings of Shareholders Scheduled to be Held on July 14, 2020

Funds with a Record Date of April 15, 2020

LEGG MASON PARTNERS INCOME TRUST
Western Asset Ultra-Short Income Fund	Western Asset Massachusetts Municipals Fund
Western Asset California Municipals Fund	Western Asset Mortgage Total Return Fund
Western Asset Corporate Bond Fund	Western Asset Municipal High Income Fund
Western Asset Emerging Markets Debt Fund	Western Asset New Jersey Municipals Fund
Western Asset Global High Yield Bond Fund	Western Asset New York Municipals Fund
Western Asset Income Fund	Western Asset Oregon Municipals Fund
Western Asset Intermediate Maturity California	Western Asset Pennsylvania Municipals Fund
Municipals Fund
Western Asset Intermediate Maturity New York	Western Asset Short Duration High Income Fund
Municipals Fund
Western Asset Intermediate-Term Municipals Fund	Western Asset Short Duration Municipal Income Fund
Western Asset Managed Municipals Fund	Western Asset Short-Term Bond Fund

LEGG MASON PARTNERS INSTITUTIONAL TRUST
Western Asset Institutional Government Reserves	Western Asset Premier Institutional U.S. Treasury
Reserves
Western Asset Institutional Liquid Reserves	Western Asset Select Tax Free Reserves
Western Asset Institutional U.S. Treasury Obligations	Western Asset SMASh Series C Fund
Money Market Fund
Western Asset Institutional U.S. Treasury Reserves	Western Asset SMASh Series EC Fund (to be renamed
Western Asset SMASh Series Core Plus Completion
Fund on or about August 11, 2020)
Western Asset Premier Institutional Government	Western Asset SMASh Series M Fund
Reserves
Western Asset Premier Institutional Liquid Reserves	Western Asset SMASh Series TF Fund

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset Government Reserves	Western Asset Tax Free Reserves
Western Asset New York Tax Free Money Market	Western Asset U.S. Treasury Reserves
Fund
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

Western Asset Premium Liquid Reserves	Western Asset Premium U.S. Treasury Reserves
MASTER PORTFOLIO TRUST

Government Portfolio	U.S. Treasury Obligations Portfolio
Liquid Reserves Portfolio	U.S. Treasury Reserves Portfolio
Tax Free Reserves Portfolio

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Core Plus VIT PortfolioWestern Asset Variable Global High Yield Bond Portfolio